AMENDMENT TO RIGHTS AGREEMENT

           This AMENDMENT, dated as of September 21, 1999, is between U.S. Bioscience, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, as rights agent (the "Rights Agent").

                                  RECITALS

           A. The Company and the Rights Agent are parties to a Rights Agreement dated as of May 19, 1995 (the "Rights Agreement").

           B. MedImmune, Inc., a Delaware corporation ("Parent"), Marlin Merger Sub Inc., a Delaware corporation ("Merger Subsidiary"), and the Company have entered into an Agreement and Plan of Merger dated as of September 21 , 1999, as it may be amended from time to time (the "Merger Agreement"), pursuant to which Merger Subsidiary, a newly formed and wholly-owned subsidiary of Parent, will merge with and into the Company (the "Merger"). The Board of Directors of the Company has approved the Merger Agreement and the Merger.

           C. Parent and the Company have entered into a stock option agreement (the "Option Agreement") pursuant to which the Company is granting Parent the option (the "Option") to purchase shares of Common Stock, par value $0.01 per share, of the Company, upon the terms and subject to the conditions set forth therein.

           D. The Company deems it advisable to amend the Rights Agreement to eliminate references to actions that are required to be taken by "Continuing Directors" (as defined in the Rights Agreement).

           E. Pursuant to Section 26 of the Rights Agreement, the Board of Directors of the Company has determined that an amendment to the Rights Agreement as set forth herein is necessary and desirable in connection with the Merger and the Option and the Company and the Rights Agent desire to evidence such amendment in writing.

           Accordingly, the parties agree as follows:

           1. AMENDMENT OF SECTION 1(a). The final sentence of Section 1(a) of the Rights Agreement is hereby amended and restated as follows:

           "Notwithstanding the foregoing, (x) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this paragraph (a) has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person" as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed an "Acquiring Person" for any purposes of this Rights Agreement and (y) none of Parent (as defined herein), Merger Subsidiary (as defined herein) or any of their respective existing or future Affiliates or Associates shall be deemed an "Acquiring Person" solely by reason or as a result of the execution or delivery of the Merger Agreement or the Option Agreement (each as defined herein), the consummation of the Merger (as defined herein), the exercise of the Option (as defined herein) or the consummation of the other transactions contemplated by the Merger Agreement or the Option Agreement."

           2. DELETION OF SECTION 1(h). Section 1(h) of the Rights Agreement is hereby deleted in its entirety.

           3. DELETION OF SECTION 1(r). Section 1(r) of the Rights Agreement is hereby deleted in its entirety.

           4. AMENDMENT OF SECTION 1(u). Section 1(u) of the Rights Agreement is hereby amended and restated in its entirety as follows:

           "Stock Acquisition Date" shall mean the first date on which there shall be a public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person. A "Stock Acqusition Date" shall not occur as a result of the execution or delivery of the Merger Agreement or the Option Agreement, the consummation of the Merger, the exercise of the Option or the consummation of the other transactions contemplated by the Merger Agreement or the Option Agreement."

           5. AMENDMENT OF SECTION 1. Section 1 of the Rights Agreement is hereby further amended to add the following subparagraphs after subparagraph 1(z) therein:

                (aa) "Merger" shall have the meaning set forth in the Merger Agreement.

                (bb)  "Merger Agreement" shall have the meaning set forth in
           Section 33 hereof.

                (cc) "Merger Subsidiary" shall have the meaning set forth in Section 33 hereof.

                (dd) "Option" shall have the meaning set forth in the Option Agreement.

                (ee) "Option Agreement" shall have the meaning set forth in the Merger Agreement.

                (ff) "Parent" shall have the meaning set forth in Section 33 hereof.

           6. AMENDMENT OF SECTION 3(b). Section 3(b) of the Rights Agreement is hereby amended to add the following sentence at the end thereof:

           "Notwithstanding anything in this Rights Agreement to the contrary, a Distribution Date shall not be deemed to have occurred solely by virtue of (i) the execution of the Merger Agreement or the Option Agreement, (ii) the acquisition of Common Stock or other capital stock of the Company pursuant to the Merger Agreement, the Option Agreement, the consummation of the Merger or the exercise of the Option or (iii) the consummation of the other transactions contemplated by the Merger Agreement or the Option Agreement."

           7. AMENDMENT OF SECTION 7(a). Section 7(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

           "The Rights shall not be exercisable until, and shall become exercisable on, the Distribution Date (unless otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Section 7(e) and 23(a) hereof). Except as otherwise provided herein, the Rights may be exercised, in whole or in part, at any time commencing with the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certificate on the reverse side thereof duly executed (with signatures duly guaranteed), to the Rights Agent at the principal office of the Rights Agent in New York, New York, together with payment of the Exercise Price for each Right exercised, subject to adjustment as hereinafter provided, on the earlier of (i) immediately prior to the Effective Time (as defined in the Merger Agreement) or May 19, 2005, whichever occurs first (the "Final Expiration Date") or (ii) the date on which the Rights are redeemed as provided in Section 23 hereof (such earlier date being herein referred to as the "Expiration Date"). Notwithstanding anything in this Rights Agreement to the contrary, none of (i) the execution of the Merger Agreement or the Option Agreement, (ii) the acquisition of Common Stock or other capital stock of the Company pursuant to the Merger Agreement, the Option Agreement, the consummation of the Merger or the exercise of the Option or (iii) the consummation of the other transactions contemplated by the Merger Agreement or the Option Agreement shall be deemed to be events that cause the Rights to become exercisable pursuant to the provisions of this
           Section 7 or otherwise."

           8. AMENDMENT OF SECTION 7(e). The first sentence of Section 7(e) of the Rights Agreement is hereby amended and restated as follows:

           "Notwithstanding any provision of this Rights Agreement to the contrary, from and after the time (the "invalidation time") when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) such Acquiring Person (or any Associate or Affiliate of such Acquiring Person), (y) a transferee of such Acquiring Person (or any such Associate or Affiliate) who becomes a transferee after the invalidation time or (z) a transferee of such Acquiring Person (or any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the invalidation time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 7(e), and subsequent transferees of such Persons referred to in clause (y) and (z) above, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement."

           9. AMENDMENT OF SECTION 11. Section 11 of the Rights Agreement is hereby amended to add the following sentence after the first sentence of said Section:

           "Notwithstanding anything in this Rights Agreement to the contrary, none of (i) the execution of the Merger Agreement or the Option Agreement, (ii) the acquisition of Common Stock or other capital stock of the Company pursuant to the Merger Agreement, the Option Agreement, the consummation of the Merger or the exercise of the Option or (iii) the consummation of the other transactions contemplated in the Merger Agreement and the Option Agreement shall be deemed to be events of the type described in this Section 11 or to cause the Rights to be adjusted or to become exercisable in accordance with this Section 11."

           10. AMENDMENT OF SECTION 11(a)(ii). Section 11(a)(ii) of the Rights Agreement is hereby amended and restated in its entirety as follows:

           "In the event that any Person (other than an Exempt Person), alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, subject to the last sentence of
           Section 23(a) and except as otherwise provided in this Section 11, each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive upon exercise of such Right in accordance with the terms of this Rights Agreement and payment of the Exercise Price, the greater of (1) the number of one one-hundredths of a share of Preferred Stock for which such Right was exercisable immediately prior to the first occurrence of the event described in this Section 11(a)(ii) or (2) such number of one one-hundredths of a share of Preferred Stock, based on the per share Fair Market Value of the Preferred Stock (determined pursuant to Section 11(b) hereof) on the date of such first occurrence, having a value equal to twice the Exercise Price; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii)."

           11.  AMENDMENT OF SECTION 11(a)(iii).  The second sentence of
 Section 11(a)(iii) of the Rights Agreement is hereby amended and restated as follows:

           "In lieu of issuing shares of Preferred Stock in accordance with the foregoing subparagraphs (i) and (ii), the Company may, if the Board of Directors determines that such action is necessary or appropriate and not contrary to the interests of holders of Rights, elect to issue or pay, upon the exercise of the Rights, cash, property, shares of Preferred or Common Stock, or any combination thereof, having an aggregate Fair Market Value equal to the Fair Market Value of the shares of Preferred Stock which otherwise would have been issuable pursuant to Section 11(a)(ii), which Fair Market Value shall be determined by an investment banking firm selected by the Board of Directors."

           12. AMENDMENT OF SECTION 13. Section 13 of the Rights Agreement is hereby amended to add a new paragraph (e) at the end thereof:

           "(e) Notwithstanding anything in this Rights Agreement to the contrary, none of (i) the execution of the Merger Agreement or the Option Agreement, (ii) the acquisition of Common Stock or other capital stock of the Company pursuant to the Merger Agreement, the Option Agreement, the consummation of the Merger or the exercise of the Option or (iii) the consummation of the other transactions contemplated in the Merger Agreement or the Option Agreement shall be deemed to be events of the type described in this Section 13 or to cause the Rights to be adjusted or to become exercisable in accordance with this Section 13."

           13. AMENDMENT OF SECTION 13(a). The first clause of Section 13(a) of the Rights Agreement is hereby amended and restated as follows:

           "Except for any transaction approved by the Board of Directors, in the event that, at any time on or after the Distribution Date . . ."

           14. AMENDMENT OF SECTION 23. Section 23(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

           "The Company may, at its option, but only by the vote of a majority of the Board of Directors, redeem all but not less than all of the then outstanding Rights, at any time prior to the Close of Business on the earlier of (i) the tenth day following the Stock Acquisition Date (subject to extension by the Company as provided in Section 26 hereof) or (ii) the Final Expiration Date, at a redemption price of $.001 per Right, subject to adjustments as provided in subsection (c) below (the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to
           Section 11(a)(ii) prior to the expiration of the Company's right of redemption hereunder."

           15. AMENDMENT OF SECTION 26. The final sentence of Section 26 of the Rights Agreement is hereby amended and restated as follows:

           "Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price or the Final Expiration Date."

           16. ADDITION OF SECTION 33. The Rights Agreement is hereby modified, supplemented and amended to add the following new Section 33:

           "Section 33.  Merger With Merger Subsidiary.

                The Company, MedImmune, Inc., a Delaware corporation ("Parent"), and MedImmune Merger Sub Inc., a Delaware corporation ("Merger Subsidiary"), have entered into an Agreement and Plan of Merger, dated as of September 21, 1999 as it may be amended from time to time (the "Merger Agreement"), pursuant to which Merger Subsidiary, a newly formed and wholly-owned subsidiary of Parent, shall merge with and into the Company. Notwithstanding anything in this Rights Agreement to the contrary, if the Merger Agreement shall be terminated for any reason, then clause (y) in the last sentence of Section 1(a) hereof shall be deemed repealed and deleted without any further action on the part of the Company or the Rights Agent.

           17. EFFECTIVENESS. This Amendment shall be deemed effective as of the date first written above, as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

           18. MISCELLANEOUS. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely within the State of Delaware without giving effect to the principles of conflict of laws thereof. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

           EXECUTED under seal as of the date first set forth above.

 Attest:                        U.S. BIOSCIENCE, INC.


                                By: /s/ C. Boyd Clarke
-------------------                 -------------------------------------------
 Name:                              Name: C. Boyd Clarke
 Title:                             Title: President and Chief Executive Officer





 Attest:                        RIGHTS AGENT: AMERICAN STOCK
                                TRANSFER & TRUST COMPANY


 --------------------           By: -------------------------------------------
 Name:                              Name:
 Title:                             Title: